UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4131 Worth Avenue, Suite 500             Columbus, OH 43219
(Address of principal executive offices)          (Zip Code)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01	MHO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment of Material Compensatory Plan

On May 12, 2022, at the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) of M/I Homes, Inc. (the “Company”), the shareholders of the Company approved an amendment (the “Amendment”) to the M/I Homes, Inc. 2018 Long-Term Incentive Plan (the “2018 LTIP”) to (1) increase the number of common shares available for issuance under the plan from 2,250,000 common shares to 4,250,000 common shares and (2) provide that, for purposes of equity-based awards to the non-employee directors under the plan, the vesting period will be deemed to be one-year if it runs from the date of one annual meeting of shareholders of the Company to the next annual meeting of shareholders provided that such annual meetings are at least 50 weeks apart. The Board of Directors of the Company had previously adopted the Amendment to the 2018 LTIP on February 17, 2022, subject to shareholder approval.

A description of the 2018 LTIP (as amended effective May 12, 2022) was included in the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders (the “Proxy Statement”) under the caption “PROPOSAL NO. 3 – APPROVAL OF AMENDMENT TO THE M/I HOMES, INC. 2018 LONG-TERM INCENTIVE PLAN,” which description is incorporated herein by reference. The descriptions of the 2018 LTIP contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2018 LTIP (as amended effective May 12, 2022), which is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

Item 5.07 Submission of Matters to Vote of Security Holders.

The results of the matters voted on by shareholders at the 2022 Annual Meeting were as follows:

1.The following individuals were elected as directors of the Company to serve until the Company’s 2025 Annual Meeting of Shareholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal:

Nominee	Votes for	Votes Withheld	Broker Non-Votes
Friedrich K.M. Böhm	20,911,335	2,886,316	1,885,870
William H. Carter	23,337,132	460,519	1,885,870
Robert H. Schottenstein	22,744,013	1,053,638	1,885,870

2.    The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,791,421	1,932,059	74,170	1,885,870

3.    The shareholders approved the Amendment to the 2018 LTIP.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,895,382	893,262	9,007	1,885,870

4.    The shareholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

Votes For	Votes Against	Votes Abstained
25,284,633	397,514	1,374

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1
M/I Homes, Inc. 2018 Long-Term Incentive Plan (as amended effective May 12, 2022) (incorporated herein by reference to Appendix A to M/I Homes, Inc.’s proxy statement on Schedule 14A relating to the 2022 Annual Meeting of Shareholders of M/I Homes, Inc., filed on April 8, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).*

*Submitted electronically with this Report in accordance with the provisions of Regulation S-T.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 12, 2022

M/I Homes, Inc.

By:	/s/ Ann Marie W. Hunker
Ann Marie W. Hunker
VP, Chief Accounting Officer and Controller